                                                                   EXHIBIT 10.15


                                 FIRST AMENDMENT

                                       TO

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


        THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Amendment") dated as of June 6, 1997, is entered into by and among Viasystems Group, Inc., a Delaware corporation (the "Company"), and the securityholders listed on the signature pages hereof (the "Holders") to amend the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), effective as of November 4, 1998.

        In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1.1 of the Stockholders Agreement is hereby amended to add the following definitions:

        "CLASS A COMMON STOCK" means shares of any and all series of Class A Common Stock, $.01 par value per share, of the Company, including, without limitation, shares of Class A Series II Common Stock, $.01 par value per share.

        "COMMON STOCK HOLDER" shall have the meaning provided in Section 4.1 hereof.

        "MILLS HOLDER" means (i) James N. Mills, David M. Sindelar, Larry S. Bacon, W. Thomas McGhee, Robert N. Mills, Ellen L. Lipsitz, Timothy L. Conlon, Judy A. Rowden, R. V. Linn, David J. Webster, William E. Stevens, Gerald G. Sax, Kelly E. Wetzler and any other securityholders of Class A Common Stock who are or were employed by Mills & Partners, Inc. at any time during the pendency of this Stockholders Agreement, and (ii) any direct or indirect transferee of any such securityholder.

        "OPTION" shall have the meaning provided in Section 6.1 hereof.

        "OPTIONEE" shall have the meaning provided in Section 6.1 hereof.

        "OPTION SECURITIES" shall have the meaning provided in Section 6.1 hereof.

        "OPTION TRANSACTION" shall have the meaning provided in Section 6.2 hereof.

        "UNACCREDITED HOLDER" shall have the meaning provided in Section 6.2 hereof.

2. Section 1.2 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

        Unless the context otherwise requires

                           (1) a term has the meaning assigned to it;

                           (2) "or" is not exclusive;

                           (3) words in the singular include the plural, and
                  words in the plural include the singular;

                           (4) provisions apply to successive events and
                  transactions; and

                           (5) "herein," "hereof" and other words of similar
                  import refer to this Stockholders Agreement as a whole and not to any particular Article, Section or other subdivision.


3. Section 4.1 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

        4.1.1 Rights to Participate in Future Sales. In case the Company or any Affiliated Successor (as hereinafter defined) proposes to issue or sell any shares of Common Stock or Common Stock Equivalents (the "Offered Securities"), the Company shall, no later than twenty days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing (the "Offer Notice") of such Preemptive Rights Transaction to each Holder of Common Stock or Class A Common Stock (each a "Common Stock Holder"). The Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the "Preemptive Rights Offer") to sell to each Common Stock Holder who certifies (to the reasonable satisfaction of the Company) that such Holder is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the proposed purchaser, all or part of such Accredited Offeree's pro rata portion of the Offered Securities (which shall be the percentage ownership of the Fully-Diluted Common Stock of such Holder). As used herein, the term "Affiliated Successor" means a successor entity to the Company (whether by merger, consolidation, reorganization, or otherwise) in which HMTF owns at least the same percentage of the Fully-Diluted Common Stock of such entity (after giving effect to the merger, consolidation, reorganization, or other transaction) as HMTF owns of the Fully-Diluted Common Stock of the Company. If any such Holder fails to accept such offer by written notice fifteen days after its receipt of the Offer Notice, the Company or such Affiliated Successor may proceed with the proposed issue or sale of the Offered Securities, free of any right on the part of any Holder under this Section 4.1.1 in respect thereof.

        4.1.2 Exceptions to Preemptive Rights. This Section 4.1 shall not apply to (i) issuances or sales of Common Stock or Common Stock Equivalents to employees, officers, and/or directors of the Company and/or any of its Subsidiaries pursuant to employee benefit or similar plans or arrangements of the Company and/or its Subsidiaries, (ii) issuances or sales of Common Stock or Common Stock Equivalents upon exercise of any Common Stock Equivalent which, when issued, was exempt from the preemptive rights under this Section 4.1 (including, without limitation, the Class A Common Stock), (iii) securities distributed or set aside ratably to all holders of Common Stock and Common Stock Equivalents (or any class or series thereof) on a per share equivalent basis, (iv) issuances or sales of Common Stock or Common Stock Equivalents pursuant to a registered underwritten public offering, a merger of the Company or a subsidiary of the Company into or with another entity or an acquisition by the Company or a subsidiary of the Company of another business or corporation, (v) issuances or sales of Common Stock pursuant to the Securities Purchase Agreement, dated June 6, 1997 or (vi) issuances or sales of Class A Common Stock by the Company, if, when issued or sold, the rights set forth in Section 4.1.1 shall have been waived in writing by James N. Mills and David M. Sindelar or, if either Mr. Mills or Mr. Sindelar is not employed by Mills & Partners, Inc., then by Holders who then hold beneficially more than fifty percent (50%) of the aggregate shares outstanding of Class A Common Stock held by Mills Holders. In the event of any issuances or sales of Common Stock or Common Stock Equivalents as a unit with any other security of the Company or its Subsidiaries, the preemptive rights under this Section shall be applicable to the entire unit rather than only the Common Stock, Class A Common Stock or Common Stock Equivalent included in the unit.

4. Section 6.4 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

        Unless otherwise agreed by Optionee and such Unaccredited Holder, the closing of each exercise of the Option will take place at the offices of Optionee in Dallas, Texas, on the fifth business day after notice of the Option's exercise is mailed or delivered in accordance with Section 8.1. At the closing, Optionee will pay the exercise price to such Unaccredited Holder in cash (by certified or cashier's check) solely upon such Unaccredited Holder's delivering to Optionee valid certificates evidencing all Option Securities then being purchased pursuant to the exercise of the Option. Such certificates will be duly endorsed (with signature guaranteed) for transfer to Optionee, and upon delivery of such certificates to Optionee, such Unaccredited Holder will be deemed to represent and warrant to Optionee that the transferred Option Securities are owned by such Unaccredited Holder free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Stockholders Agreement. Payment of the exercise price for the Option Securities is not required in order to effect the timely exercise of the Option. In order to ensure the transfer of the Option Securities purchased upon exercise of the Option, each Unaccredited Holder hereby severally appoints Optionee as his or her attorney in fact for the purpose of effecting any such transfer, and each Unaccredited Holder acknowledges and agrees that such power of attorney is coupled with an interest and is irrevocable. Moreover, Optionee and each Unaccredited Holder will promptly perform, whether before or after any Option closing, such additional acts (including without limitation executing and delivering additional documents) as are reasonably required by either such party to effect more fully the transactions contemplated hereby.

5. Section 6.6 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

        The Option may be assigned or transferred in whole or in part by Optionee without any consent or other action on the part of the affected other Holder, and all references herein to "Optionee" will include without limitation each assignee or transferee of all or any part of the Option.

6. Section 8.8.2 of the Stockholders Agreement is hereby amended to read in its entirety as follows:

        8.8.2 Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided that no such amendment or waiver shall, (i) unless signed by Holders who then own beneficially more than 66-2/3% of the aggregate number of shares of Common Stock and 66-2/3% of the aggregate number of shares of Class A Common Stock, subject to this Agreement, amend the provisions of Section 2.2 and (ii) unless signed by all of the Holders affected,
(A) amend the provisions of this Section 8.8.2 or (B) change the number of Holders which shall be required for the Holders or any of them to take any action under this Section 8.8.2 or any other provision of this Stockholders Agreement.

7. Any of the undersigned stockholders who have not previously executed the Stockholders Agreement hereby agree to be bound by the terms and conditions and entitled to the benefits of the Stockholders Agreement and each of the remaining Holders signing below, constituting a majority of the outstanding shares of Common Stock and Class A Common Stock, hereby consents to the joinder of each such additional stockholder as a party to the Stockholders Agreement in accordance with Section 8.7 of the Stockholders Agreement.

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first written above.


                                       VIASYSTEMS GROUP, INC.



                                       By: /s/ DAVID J. WEBSTER
                                           -------------------------------------
                                       Name:   David J. Webster
                                             -----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                    NAME OF HOLDER:

                                    HICKS, MUSE, TATE & FURST EQUITY FUND III,
                                    L.P.

                                    By:  HM3/GP Partners, L.P., its General
                                         Partner

                                         By:  Hicks, Muse GP Partners III, L.P.,
                                              its General Partner

                                              By: Hicks, Muse Fund III
                                                  Incorporated, its General
                                                  Partner


                                                  By: /s/ JACK D. FURST
                                                      --------------------------
                                                  Name:   Jack D. Furst
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                               HM3 Coinvestors, L.P.

                               By:    Hicks, Muse GP Partners, L.P., its
                                      General Partner

                               By:    Hicks, Muse Fund III
                                      Incorporated, its General Partner


                                      By: /s/ JACK D. FURST
                                          --------------------------------------
                                      Name:   Jack D. Furst
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      Address:

                                      c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas  75201
                                      Attention:    Lawrence D. Stuart, Jr.

                                      Copy to:

                                      Weil, Gotshal & Manges LLP
                                      100 Crescent Court, Suite 1300
                                      Dallas, Texas  75201
                                      Attention:    Glenn D. West

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          JAMES N. MILLS


                                          /s/ JAMES N. MILLS
                                          --------------------------------------
                                          Signature



                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  James N. Mills

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          DAVID M. SINDELAR


                                          /s/ DAVID M. SINDELAR
                                          --------------------------------------
                                          Signature



                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  David M. Sindelar

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          W. THOMAS McGHEE TRUST



                                          /s/ W. THOMAS McGHEE
                                          --------------------------------------
                                          W. Thomas McGhee, Trustee
                                          Signature

                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  W. Thomas McGhee


                                          McGHEE FAMILY L.P.



                                          /s/ W. THOMAS MCGHEE
                                          --------------------------------------
                                          By:  W. Thomas McGhee

                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  W. Thomas McGhee

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          ROBERT N. MILLS



                                          /s/ ROBERT N. MILLS
                                          --------------------------------------
                                          Signature



                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Robert N. Mills


                                          ROBERT MILLS FAMILY L.P.



                                          /s/  ROBERT N. MILLS
                                          --------------------------------------
                                          By: Robert N. Mills



                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Robert N. Mills

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          LARRY S. BACON



                                          /s/ LARRY S. BACON
                                          --------------------------------------
                                          Signature





                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Larry S. Bacon

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:


                                          ELLEN L. LIPSITZ



                                          /s/ ELLEN L. LIPSITZ
                                          --------------------------------------
                                          Signature





                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Ellen L. Lipsitz

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          R V LINN



                                          /s/ R V LINN
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  R V Linn

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          JUDY A. ROWDEN



                                          /s/ JUDY A. ROWDEN
                                          --------------------------------------
                                          Signature





                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Judy A. Rowden

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          TIMOTHY L. CONLON



                                          /s/ TIMOTHY L. CONLON
                                          --------------------------------------
                                          Signature





                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Timothy L. Conlon

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          DAVID J. WEBSTER



                                          /s/ DAVID J. WEBSTER
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  David J. Webster

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          WILLIAM E. STEVENS


                                          /s/ WILLIAM E. STEVENS
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  William E. Stevens

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          GERALD G. SAX



                                          /s/ GERALD G. SAX
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Gerald G. Sax

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          KELLY E. WETZLER



                                          /s/ KELLY E. WETZLER
                                          --------------------------------------
                                          Signature





                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Kelly E. Wetzler

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          KATHY L. KIEFFER



                                          /s/ KATHY L. KIEFFER
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Kathy L. Kieffer

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          WT/ML FAMILY LP

                                             By:  /s/ W. THOMAS MCGHEE    , its
                                                  -----------------------
                                                  General Partner

                                                  By: W. THOMAS MCGHEE
                                                      --------------------------
                                                  Name: Senior Partner
                                                        ------------------------
                                                  Title:
                                                          ----------------------

                                             Address:

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          RICHARD W. VIESER



                                          /s/ RICHARD W. VIESER
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Richard W. Vieser

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          ROBERT MASON



                                          /s/ ROBERT MASON
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Robert Mason

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          KENNETH F. YONTZ



                                          /s/ KENNETH F. YONTZ
                                          --------------------------------------
                                          Signature



                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Kenneth F. Yontz

                                          KENNETH F. YONTZ 1997
                                          FAMILY TRUST


                                          /s/ KENNETH F. YONTZ
                                          --------------------------------------
                                          By:  Kenneth F. Yontz

                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Kenneth F. Yontz

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          RICHARD L. MATTERN



                                          /s/ RICHARD L. MATTERN
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Richard L. Mattern

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                          NAME OF HOLDER:

                                          RAYMOND K. CHAMBERLAIN



                                          /s/ RAYMOND K. CHAMBERLAIN
                                          --------------------------------------
                                          Signature




                                          Address:

                                          c/o Mills & Partners, Inc.
                                          101 South Hanley Road
                                          St. Louis, Missouri  63105
                                          Attention:  Raymond K. Chamberlain

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                          NAME OF HOLDER:

                          HMTF/VIASYSTEMS PARTNERS, L.P.

                          By: HM3/GP Partners, L.P., its General Partner

                              By: Hicks, Muse GP Partners III, its General
                                    Partner

                                  By: Hicks, Muse Fund III Incorporated, its
                                       General Partner

                                      By: /s/ JACK D. FURST
                                          --------------------------------------
                                      Name:  Jack D. Furst
                                            ------------------------------------
                                      Title:
                                             -----------------------------------


                                      Address:

                                      c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas  75201
                                      Attention:  Lawrence D. Stuart, Jr.

                                      Copy to:

                                      Weil, Gotshal & Manges LLP
                                      100 Crescent Court, Suite 1300
                                      Dallas, Texas  75201
                                      Attention:  Glenn D. West

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                      NAME OF HOLDER:

                                      EDWARD R. PRICE


                                      /s/ EDWARD R. PRICE
                                      ------------------------------------------
                                      Signature




                                      Address:


                                      c/o PAGG Corporation
                                      Granite Park
                                      425 Fortune Blvd.
                                      Milford, MA 01757
                                      Attention:  Edward R. Price

                                  SIGNATURES TO

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                      NAME OF HOLDER:

                                      GARY E. QUA


                                      /s/ GARY E. QUA
                                      ------------------------------------------
                                      Signature




                                      Address:


                                      c/o PAGG Corporation
                                      Granite Park
                                      425 Fortune Blvd.
                                      Milford, MA 01757
                                      Attention:  Gary E. Qua